SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 4, 2002
                                                --------------------------------



             J.P. Morgan Chase Commercial Mortgage Securities Corp.
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             (Exact name of registrant as specified in its charter)



          New York                   333-85954                   13-3789046
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(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)

                270 Park Avenue
                New York, New York                                  10167
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     (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code (212) 834-9280
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         (Former name or former address, if changed since last report.)

Item 5.  OTHER EVENTS
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         Description of the Certificates

         J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Depositor") will cause to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a final Prospectus Supplement and the Prospectus filed as part of Registration Statement, File No. 333-85954, in connection with the Depositor's issuance of a series of certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2002-C2 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement among the Depositor, Wachovia Bank, National Association, as servicer, Lennar Partners, Inc., as special servicer, Wells Fargo Bank Minnesota, N. A., as trustee, and LaSalle Bank National Association, as paying agent.

         Computational Materials

         J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, ABN AMRO Incorporated, Banc of America LLC, Goldman Sachs & Co. and Salomon Smith Barney Inc. (collectively, the "Underwriters") have provided certain prospective purchasers of the Class A-1, Class A-2, Class B, Class C, Class D and Class E Certificates (collectively, the "Offered Certificates") with certain yield tables and other computational materials (the "Computational Materials") in written form, which Computational Materials are in the nature of data tables relating to the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes and Certificates based on collateral information provided by JPMorgan Chase Bank, LaSalle Bank National Association and Merrill Lynch Mortgage Lending, Inc. and under certain assumptions and scenarios.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS
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         (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                              Description
-----------                              -----------
      (99)                               Computational Materials prepared by
                                         J.P. Morgan Securities Inc., Merrill
                                         Lynch, Pierce, Fenner & Smith
                                         Incorporated, ABN AMRO Incorporated,
                                         Banc of America LLC, Goldman Sachs &
                                         Co. and Salomon Smith Barney Inc. in
                                         connection with the J.P. Morgan Chase
                                         Commercial Mortgage Securities Corp.,
                                         Commercial Mortgage Pass-Through
                                         Certificates, Series 2002-C2

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 6, 2002


                                       J.P. MORGAN CHASE COMMERCIAL
                                       MORTGAGE SECURITIES CORP.



                                       By: /s/ Charles Y. Lee
                                           -------------------------------
                                       Name:   Charles Y. Lee
                                       Title:  Vice President

                                INDEX TO EXHIBITS
                                -----------------


                                                               Paper (P) or
Exhibit No.         Description                                Electronic (E)
-----------         -----------                                --------------

   (99)             Computational Materials prepared by               P
                    J.P. Morgan Securities Inc.,
                    Merrill Lynch, Pierce, Fenner &
                    Smith Incorporated, ABN AMRO
                    Incorporated, Banc of America LLC,
                    Goldman Sachs & Co. and Salomon
                    Smith Barney Inc. in connection
                    with the J.P. Morgan Chase
                    Commercial Mortgage Securities
                    Corp., Commercial Mortgage
                    Pass-Through Certificates, Series
                    2002-C2